Exhibit 77Q1(e) to ACMT 11.30.2007 NSAR


     1. Management Agreement effective August 1, 2007 between American Century Municipal Trust and American Century Investment Management, Inc., Filed as
Exhibit 99 D to Form 485B Post-Effective Amendment No. 52 to the Registrant's Registration Statement filed on Form N-1A 09/28/07, effective 10/01/07, and incorporated herein by reference.